2018 Investor Presentation Q2 Exhibit 99.1

This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Argo Group’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets;5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) our ability to implement our business strategy; 7) adequacy of our loss reserves; 8) continued availability of capital and finance; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures, and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates, and foreign currency exchange rates); 14) the integration of businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers and pedants, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. Our internal capital model is used to consider the distribution for reserving risk around this best estimate and predict the potential range of outcomes. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that Argo Group’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of Argo Group on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized, or even if substantially realized, that they will have the expected consequences to. or effects on, Argo Group or its business or operations. Except as required by law, Argo Group undertakes no obligation to update publicly or revise forward-looking statements, whether as a result of new information, future developments or otherwise. Forward-Looking Statements

Global underwriter of specialty insurance and reinsurance Strategically located in major insurance centers Across the U.S. Bermuda London Zurich Dubai Singapore Established presence in desirable markets Consistent Leader in U.S. excess and surplus lines for more than two decades Strong U.S. retail specialty franchise Top Lloyd’s Syndicate in 2018 by stamp capacity Leading Bermuda insurance and reinsurance platforms Diversified by geography, product and strategy Broad and strong producer relationships Agents, brokers, wholesalers and coverholders “A” (Excellent) A.M. Best rating, stable outlook “A-” (Strong) S&P rating, positive outlook TTM NWP by Business Type Primary Insurance Reinsurance TTM NWP by Geography United States London Bermuda Brazil, Asia and Europe TTM* NWP** by Business Mix Property Specialty Liability Professional Lines *TTM = trailing twelve months **NWP = net written premiums Leading Specialty Platform Argo Franchise Overview

Capital Management * (Underwriting Margin + Return on Invested Assets)=Shareholder Value Maximize Shareholder Value Creation Through Growth in Book Value per Share Strategy Aligned Toward Shareholder Value Sustainable competitive advantages Successfully operating in niche markets Underwriting expertise with a focus on risk selection Superior customer service across platforms Continued product innovation Industry leader in developing and leveraging digital platform Profitable organic and strategic growth Profitable through underwriting cycles 7.1 point improvement in loss ratio from 2012 to 2016 Talented underwriting teams with proven track record Disciplined M&A strategy Deep, tenured and experienced management team Senior leadership team has an averages more than 10 years at Argo and over 26 years of industry experience CEO is the largest individual shareholder, with 3.45% beneficial ownership Compensation structure for underwriters aligned with loss ratio performance Capital management a key driver in value creation Practice total return investment strategies Strong track record of returning capital to shareholders

9.1% CAGR (Incl. Dividends) Reported Book Value1 Cumulative Dividends Price/Book2 (1) Book value per common share: Adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated 2006 and prior years adjusted for PXRE merger 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if-converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007 (2) Price/book represents the high for the YTD period Maximizing Shareholder Value - BVPS Growth

  2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q2’18 TTM BVPS $15.28 $17.78 $19.83 $21.89 $25.53 $29.50 $28.47 $33.78 $37.77 $36.32 $39.69 $42.37 $46.03 $47.22 $51.94 $53.46 $52.83 Total Capital (Millions) $328 $567 $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,025 $2,040 $2,160 $2,400 $2,378 2001 Acquired Colony and Rockwood Founded Trident (Public Entity) Risk Management (sold renewal rights in 2005) International Operations U.S Operations * Excludes GWP recorded in runoff and corporate and other. Note: BVPS (book value per common share) adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends. 2007 Completed acquisition in Bermuda Rebranded Argo Group Formed Argo Re 2008 - 2010 Acquired Lloyd’s Syndicate 1200 Established local presence in Dubai 2011 - 2014 Established local presence in Brazil, Singapore and Shanghai 2016 - 2018 Acquired Ariel Re / Syndicate 1910 Acquired Italian insurer Ariscom 2005 Sold Risk Management business Evolution of Growth and Diversification

$ in millions, except per share (1) Book value per common share: Adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends 2006 adjusted for PXRE merger and includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007 Substantial Growth and Financial Strength

Innovative and Diverse Global Platform Well-established multi-class Lloyd’s Syndicate platform Syndicate 1200 – Multi-class platform Syndicate 1910 – Property, Specialty Insurance and Reinsurance platform Expected to be a top Syndicate at Lloyd’s by stamp capacity in 2018 Regional offices in Bermuda, Dubai, Singapore and Shanghai Strong Bermuda trading platform Includes property insurance and reinsurance business in Bermuda and Brazil Seasoned book of mid / large account professional lines and excess casualty business Building diversity through international expansion in Brazil and throughout Europe Brazil – Specialty product & local presence A growing portion of the business being distributed via digital channels through the in-house Protector platform Leader in U.S. Excess & Surplus lines 20+ year underwriting history Strong relationships with national, local, and regional wholesale brokers Seasoned underwriting expertise Target all sizes of non-standard risks with focus on small/medium accounts Underwrites on largely non-admitted basis and across all business enterprises Sizable amount of business distributed through retail brokers / agents Argo Pro – Customer service focused D&O and E&O specialty platform Trident – Small and medium sized public-sector U.S. entities Rockwood – Designs custom workers comp and other programs for businesses in the mining sector Surety – Top 20 commercial underwriter Programs – Underwrites select specialty programs and partners with State-sponsored funds U.S. Operations International Operations Transforming Argo into a digital-first carrier using a unique thesis-driven and iterative approach

Differentiated Approach to Digital Innovation Through iterative tech product development, investments and partnerships, we leverage advancements in digital technology to enhance customer intimacy, increase automation, improve risk selection and enter new markets. How we are organized Cross-functional product squads, each focused on solving a particular user-focused pain point Squads are comprised of product owners, engineers, data scientists, and designers Early-stage investment team with investing, operating, and industry expertise How we work Hypothesis-driven, iterative approach to building digital products Prioritize opportunities that can generate 2x-10x return on invested capital Decisions grounded in a bottom-up, internally developed thesis on how technology will impact the commercial insurance ecosystem Partner with and invest in external ventures that can further enable our Digital approach What we aim to achieve Leverage new data sources, machine learning, and predictive analytics to enable faster and smarter underwriting More efficiently, with regards to both time and cost, connect to distribution partners digitally Automate internal processes and workflows Explore emerging tech-enabled categories

ARGO GROUP

Digital Transformation Outcomes

Transform Core Business

- Processed over **$1.4B GWP** through our flagship policy administration platform, currently supporting 14 products
- Launched **Argo Risk Tech**, a custom, sensor-based technology that allows retail merchants to manage risk through reduction in on-premises accidents
- Partnered with **Coalition**, a startup cybersecurity MGA**,** for our cyber book
- Continued growth in our digitization of our Casualty business to 23% of our brokers getting self-service quotes with 80% being full automated. The line saw a 15% MoM increase from Jan through June of 2018
- Launched a fully digital self-service management liability product for a key partner 3 months ahead of schedule
- Built a **data platform** for the retrieval, processing, and machine learning on proprietary and external data sources
- Invested in a business that uses **machine learning** to automate data entry with an initial use case for streamlining policy submissions
- Employed robotic process automation **(RPA)** across multiple use cases


~30%
~10%
~60%

Explore Adjacencies

- Built a self-serve **digital portal** driving engagement with Argo's brokers and insureds which continues to see engagement increase QonQ
- Announced our partnership with Corvus, on their Smart Cargo Insurance product designed to help food and beverage companies reduce loss of perishable goods
- Invested in a startup helping brokers focus on risk advisory through custom built digital tools and automation of back-office tasks

Disrupt Traditional Insurance

- Incubated a Brazil-based startup focused on enabling stronger membership engagement for affinity groups and associations - 33 clients signed up in 1 year representing **~500K users**
- Invested in the largest payment processor of **cryptocurrencies** as a way to explore **blockchain** and insurance applications in the space
- Leveraged our quick quote applications into a new platform which will allow us to launch new digital self-service lines quickly including into new areas of business with minimal operational staff

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Multi-Channel Distribution Strategy Retail Broker/Agent General Agency Wholesale Broker Lloyd’s Market Reinsurance Broker U.S. Operations Rockwood X Argo Insurance X Trident X E&O X X D&O X X Surety X X Programs X Alteris X E&S Contract X E&S Transportation X E&S Casualty X E&S Environmental X E&S Specialty Property X International Operations Liability X Property X Aviation X Marine X Excess Casualty X X Professional Liability X X Emerging Markets X X Reinsurance X

ARGO GROUP

U.S. Operations *(56% of TTM GWP)*

GWP by Business Mix (TTM 6/30/2018)



9%
15%
13%
63%
Professional Lines
Property
Specialty
Liability

Segment Overview

- **Excess & Surplus Lines** – Non-standard (hard-to-place) risks, with focus on small/medium accounts
- **Argo Pro** – Customer service focused D&O and E&O specialty platform
- **Trident** – One of the largest specialty commercial insurance providers for small to middle market public-sector entities in the U.S.
- **Rockwood** – Leading provider of workers compensation and other programs for the mining industry
- **Surety** – Top 20 commercial surety writer
- **Programs** – Underwrites select specialty programs and provides fronting for state-sponsored funds
- **Argo Insurance** – Designs customized commercial insurance programs for retail grocery stores

Adjusted PTI[(1)] & Combined Ratio



Combined Ratio
Adjusted PTI
$122
$138
$134
$184
$184
$84
91.9%
90.4%
89.6%
86.9%
90.5%
92.0%
2013
2014
2015
2016
2017
YTD 2Q 2018

Gross Written Premium



$1,013
$1,047
$1,145
$1,278
$1,510
$783
2013
2014
2015
2016
2017
YTD 2Q 2018

All data in millions except for ratio calculations. *TTM = trailing twelve months.

(1) Adjusted PTI = Adjusted Pre-Tax Income, which is equal to "Income Before Income Taxes" excluding "Interest Expense" as shown in our 10-Qs and 10-Ks.

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International Operations (44% of TTM GWP) All data in millions except for ratio calculations. *TTM = trailing twelve months. Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in our 10-Qs and 10-Ks. GWP by Business Mix (TTM 6/30/2018) Segment Overview Adjusted PTI(1) & Combined Ratio Gross Written Premium Bermuda platform underwrites excess casualty, property and professional lines insurance as well as property reinsurance Property cat, short tail per risk and proportional treaty reinsurance worldwide Excess casualty, professional liability, and property insurance for Fortune 1000 accounts Building diversity through international expansion in Brazil and throughout Europe Well-established multi-class platform at Lloyd’s of London Underwritten through Syndicates 1200 and 1910 (Ariel Re) Top Lloyd’s Syndicate in 2018 by stamp capacity Combined Ratio Adjusted PTI 93.1% 90.8% 91.1% 95.4% 117.5% 92.7% 2013 2014 2015 2016 2017 YTD 2Q 2018 2013 2014 2015 2016 2017 YTD 2Q 2018 Professional Lines Property Specialty Liability

Portfolio Rationalization Argo has maintained a track record of making thoughtful decisions to improve performance within existing product lines; Below are examples of prior portfolio rationalization that is now evident in financial results Argo Pro Exited insurance agent and real estate E&O lines E&S Transportation Exited stand-alone commercial auto before significant market dislocation Argo Insurance Non-renewed restaurant lines in central and eastern U.S. Sold small policy grocery, restaurants and convenience stores book in 2015 Programs Reduced exposure to non-strategic and underperforming programs such as janitorial and wheels programs E&S Contract Reduced exposure to CAT exposed property business in LA and FL

Superior Loss Ratios Compared to Peers Continued focus on cycle management and underwriting discipline has provided Argo Group with best in class loss ratios – including in 2017 with significant industry CAT losses Argo Group Peer Median Source: SNL Financial Peer Group consists of: Alleghany, American Financial, AmTrust, Arch Capital, Aspen, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, Protective Insurance Corporation, RLI, Selective and W.R. Berkley

Long-Term Favorable Reserve Development $396(1) million of cumulative favorable development since 2005 reflects Argo Group’s prudent reserving philosophy (1) (1) Excludes Q1 adverse development of $4.5 million from the Ogden rate change and $4.9 million from late reported Hurricane Matthew claims 13 consecutive years of favorable reserve development

Balanced Investment Strategy Duration includes cash & equivalents Book yield is pre-tax & includes all fixed maturities $3.3B in fixed maturities, $0.6B in short term & cash Portfolio Characteristics Asset Allocation Total: $4.9B Fixed Maturities by Type Total: $3.9B(3) Capital Appreciation Portfolio by Class Total: $1.1B Duration of 2.3 years(1) Average rating of ‘A1/A+’ Book yield of 3.0%(2) Short Term & Cash Core Debt High Yield Debt Alternatives Equities Structured Government Short Term & Cash State / Municipal Corporate Core Equity Small Cap Global Equity Emerging Market Debt Non IG Debt Private Equity Alternatives Real Assets

2Q 2018 Operating Results Note: Decline in 2Q 2018 YTD net income was due to the adoption of the recent accounting rule change All data in millions except for per share data and ratio calculations Operating income calculated using an assumed tax rate of 20%; share count adjusted for stock dividend Includes all acquisition, G&A and corporate expenses

Active Capital Management Through share repurchases and dividends, Argo has returned more than $615 million of capital to shareholders from 2010 through 2Q 2018 Management has prudently repurchased shares at a meaningful discount to book value Repurchases have exceeded the amount of shares issued in PXRE transaction (8.2 million1 shares were issued at 1.35x book value) Transactions have been accretive to book value Dividend per share has increased by more than 3X since 2012 (adjusted for stock dividends) Calculated as difference between Q2 2007 and Q3 2007 shares outstanding

Stock Price Performance – Last 3 Years Source: SNL Financial (as of 8/20/18) Note: Peer Group consists of: Alleghany, American Financial, AmTrust, Arch Capital, Aspen, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, Protective Insurance Corporation, RLI, Selective and W.R. Berkley

Compelling Valuation vs. Peer Group Source: SNL Financial (as of 8/20/18) Note: Peer Group consists of: Alleghany, American Financial, AmTrust, Arch Capital, Aspen, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, Protective Insurance Corporation, RLI, Selective and W.R. Berkley 1.17x 1.57x 0.40x Difference

Operations Capital Valuation Compelling investment case, trading at a price/book of 1.2x versus peers at 1.6x Stock trading at a discount to peers notwithstanding similar returns Argo’s four year average ROE is 8.1% versus peer average of 8.0%1 Moderate financial leverage Strong balance sheet with 15 years of overall redundant loss reserves Strong track record of disciplined capital management and opportunistic M&A strategy Results of underwriting initiatives evident in financial results Best in class loss ratios, with improved underlying profitability Incremental underwriting margin and yield improvements as well as a well balanced investment portfolio should favorably impact ROE going forward Continue to employ and attract some of the best talent both in the insurance and technology industries Integration of Ariel Re complete and expected to yield benefits across Argo’s platform Continue to develop and deploy latest technologies to solve meaningful pain points Well Positioned for Value Creation in 2018 and Beyond We believe that Argo Group continues to have the potential to generate substantial value for new and existing investors Peer Group consists of: Alleghany, American Financial, AmTrust, Arch Capital, Aspen, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, Protective Insurance Corporation, RLI, Selective and W.R. Berkley